SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              RSI Retirement Trust
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Board of Trustees of RSI Retirement Trust
               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the  appropriate  box):  None
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(1), 14a-6 (i)(2) or
    Item 229a)(2) of Schedule 14A.
[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

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    2)   Aggregate number of securities to which transaction applies:

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    3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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    4)   Proposed maximum aggregate value of transaction:

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    5)   Total Fee Paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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    4)   Date Filed:

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


                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                 April 26, 1999

                            -------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on April 26, 1999 at 10:30 A.M. (E.D.T.), for the following purposes:


    1. To elect three (3) trustees for terms of three (3) years and until their respective successors are elected and qualified.

    2. To consider ratification or rejection of the selection of McGladrey & Pullen as independent accountants of the Trust for the fiscal year ending September 30, 1999.

    3. (Emerging Growth Equity Fund unitholders only) To approve or disapprove of portfolio management by Retirement System Investors Inc. (the Emerging Growth Fund's investment manager) for a portion of the Emerging Growth Equity Fund.

    4. (International Equity Fund unitholders only) To approve or disapprove of a new investment sub-advisory agreement between Retirement System Investors Inc. (the International Equity Fund's investment manager) and Bank of Ireland Asset Management (U.S.) Limited (the International Equity Fund's sub-advisor).

    5. (International Equity Fund unitholders only) To approve or disapprove of a new investment management agreement between the Trust and Retirement System Investors Inc. for management of the International Equity Fund.

    6. (Value Equity Fund unitholders only) To approve or disapprove of a new investment management agreement between the Trust and Retirement System Investors Inc. for management of the Value Equity Fund.

    7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on March 12, 1999 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.


                                 By Order of the Trustees,

                                 /s/ Stephen P. Pollak

                                 STEPHEN P. POLLAK
                                 Executive Vice President,
                                 Counsel and Secretary

DATED: New York, New York
       March 26, 1999

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                            ------------------------


                                 PROXY STATEMENT

                               General Information




     This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on April 26, 1999, at 10:30 A.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is March 26, 1999.

     Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

     The Trustees have fixed the close of business on March 12, 1999 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

     The Trust had outstanding as of the record date 12,532,492.242 Units of beneficial interest, which are divided into separate Investment Funds as follows:

Core Equity Fund ......................................2,026,308.066
Emerging Growth Equity Fund ...........................  889,324.590
Value Equity Fund .....................................1,052,130.228
International Equity Fund .............................  645,743.024
Activity Managed Bond Fund ............................4,897,093.885
Intermediate-Term Bond Fund ...........................1,800,754.422
Short-Term Investment Fund ............................1,221,138.027

     Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the Meeting or any adjournment thereof. Units of the Emerging Growth Equity Fund will be voted separately with respect to approval or disapproval of portfolio management by Retirement System Investors Inc. ("Investors") of a portion of the Emerging Growth Equity Fund. Units of the International Equity Fund will be voted separately with respect to approval or rejection of the new Investment Sub-Advisory Agreement between Investors, the International Equity Fund
Investment Manager, and Bank of Ireland Asset Management (U. S.) Limited ("BIAM"), and approval or rejection of the new Investment Management Agreement between the Trust and Investors, resulting, at current asset levels, in an increase of the investment management fee rate payable by the International Equity Fund. Units of the Value Equity Fund will be voted separately with respect to approval or rejection of a new Investment Management Agreement between the Trust and Investors, resulting in an increase of the investment management fee rate payable by the Value Equity Fund. The following table summarizes the foregoing information:

                 PROPOSAL                                     INVESTMENT FUNDS VOTING
1.  Election of Trustees                                                       All
2.  Ratification of Accountants                                                All
3.  Approval or Disapproval of Portfolio                        Emerging Growth Equity Fund only
    Management by Investors of a portion of the
    Emerging Growth Equity Fund
4.  Approval or Disapproval of Investment                        International Equity Fund only
    Sub-Advisory Agreement Between BIAM and Investors
5.  Approval or Disapproval of Investment Management             International Equity Fund only
    Agreement Between International Equity Fund and
    Investors
6.  Approval or Disapproval of Investment Management                 Value Equity Fund only
    Agreement Between
    Value Equity Fund and Investors


     In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2, but will have the effect of a vote against Proposals 3, 4, 5 and 6. Approval of Proposals 4 and 5 are contingent upon approval of each other.

     The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.



                                   PROPOSAL 1

                              Election Of Trustees

     The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 12 members and will be comprised of 11 members upon the April 26, 1999 retirement of Trustee Covington Hardee. The class of Trustees to be elected at the Meeting will consist of three Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

     The nominees for Trustee are set forth below under "Information Regarding Trustees."

     The three nominees for Trustees are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the three nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".

                         Information Regarding Trustees

     Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Investors. Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+).

Nominees For Election As Trustees:
                                                              Principal Occupation,
                                                               Business Experience                             First
                                                               During Last 5 Years,                           Became
             Name                 Age                         Present Directorships                           Trustee
William Dannecker +                59    President  of the Trust since May 1986;  President  and Director      1987
                                         of  Retirement  System  Group  Inc.  since  March 1989 and Chief
                                         Executive Officer since January 1990;  President and Director of
                                         Retirement System  Consultants Inc. since January 1990 and March
                                         1989,  respectively;  Director of  Retirement  System  Investors
                                         Inc.   since  March  1989;   President  of   Retirement   System
                                         Distributors  Inc. from December 1990 to March 1999 and Director since July 1989;  Director of RSGroup  Trust  Company since June
                                         1998 and  President and Chief  Executive  Officer from June 1998 to January  1999;  Chief  Operating  Officer since January 1999;
                                         Director of RSG Insurance Agency Inc. since March 1996.

Maurice E. Kinkade                 57    Director of Development,  Maplebrook  School.

William G. Lillis                  68    Real Estate Consultant.                                               1986


Trustees Serving With A Term Expiring In One Year:
                                                              Principal Occupation,
                                                               Business Experience                             First
                                                               During Last 5 Years,                           Became
             Name                 Age                         Present Directorships                           Trustee
Herbert G. Chorbajian              60    Vice  Chairman of Charter One  Financial,  Inc.  since  November      1994
                                         1998;  Chairman  and Chief  Executive  Officer from October 1990 to November  1998 and  President  and Director from June 1985 to
                                         November  1998,  ALBANK,  FSB,  Albany, New York;  Vice Chairman
                                         of the Federal Home Loan Bank of New York;  Vice Chairman of the
                                         New   York   Business   Development   Corporation;   Director or
                                         Trustee of  the  Albany Memoral  Hospital Foundation,  Inc;  the
                                         Albany College of Pharmacy; the Albany Cemetery Association; the
                                         Albany Arts Commission; the Capitalize Albany Advisory Committee;
                                         and the Fort Orange Club.

James P. Cronin                    53    President,  Treasurer and Chief Executive Officer since May 1987      1997
                                         of The Dime  Savings  Bank of  Norwich;  Director  or Trustee of
                                         RSGroup Trust Company;  Mutual  Investment  Fund of Connecticut;
                                         Hartford  Mutual   Investment   Fund;   INFINEX;   Norwich  Free
                                         Academy;  St. Jude Common;  John S. Blackmar  Fund;  and Eastern
                                         Connecticut Foundation for Public Giving.

Ralph L. Hodgkins, Jr.             65    Trustee and  Investment  Committee  Chair,  University  of Maine      1983
                                         System; Vice President,  Peoples Heritage Bank, Portland,  Maine
                                         from  September,  1994  to  August  1995;  President  and  Chief
                                         Executive  Officer,  Mid Maine Savings Bank, FSB, Auburn,  Maine
                                         from August, 1970 to August, 1994.

William L. Schrauth *              63    President  and Chief  Executive  Officer,  The  Savings  Bank of      1981
                                         Utica,  Utica,  New York;  Director of  Retirement  System Group
                                         Inc.; RSGroup  Trust  Company;  and  Utica Foundation, Inc.



                                                              Principal Occupation,
                                                               Business Experience                             First
                                                               During Last 5 Years,                           Became
             Name                 Age                         Present Directorships                           Trustee
William E. Swan *                  51    President and Chief Executive  Officer,  Lockport  Savings Bank,      1994
                                         Lockport,  New  York  since  July 1989;   Director or Trustee of
                                         Christ  the  King  Seminary;  Buffalo Niagara  Partnership;  St.
                                         Bonaventure  University;  Federal  Reserve  Bank  of  New  York,
                                         Buffalo Branch; New  York Business Development Corp.;  Community
                                         Bankers  Association of  New York State; Catholic   Charities of
                                         Buffalo, New York;  Lockport Savings Bank; Lockport Savings Bank
                                         Foundation;  Niagara  Bancorp, Inc.;  Warren-Hoffman Associates,
                                         Inc.;   NOVA  Healthcare  Administrators;  and  Foote-Mandaville
                                         Agency Inc.


Trustees Serving With A Term Expiring In Two Years:

Candace Cox                        47    Managing  Director,  Emerald  Capital  Advisors,  since December      1992
                                         1998;  formerly  President and Chief  Investment  Officer,  Bell
                                         Atlantic   (formerly  NYNEX)  Asset   Management   Company  from
                                         November  1995  to  May  1998;   Vice   President  and  Managing
                                         Director,  between September 1992 and October 1995;  Director of
                                         Financial Women's Association.

William A. McKenna, Jr. *          62    Chairman,  President  and  Chief  Executive  Officer,  Ridgewood      1998
                                         Savings Bank,  Ridgewood,  New York since January 1992;  Trustee of Ridgewood  Savings  Bank;  Trustee of St.  Joseph's  College;
                                         Director  of St.  Vincent's  Services;  Director  of Boy's Hope;
                                         Director  of  M.S.B.  Fund,  Inc.;   Director  of  Institutional
                                         Investors   Mutual  Fund,   Inc.;   Member  of  the   Cardinal's
                                         Committee  of the  Laity;  Member  of  University  Council,  St.
                                         John's  University;  Member  of the  Dean's  Executive  Council,
                                         Hofstra University School of Business.

Raymond L. Willis                  63    Private  Investments;  Chairman,  U.T.C.  Pension  Trust,  Ltd.;      1985
                                         President,  U.T.  Insurance,  Ltd.;  Director of  Association of
                                         Private Pension and Welfare Plans;  Trustee of Employee Benefits
                                         Research Institute.


     The Trust has an Audit Committee, Board Affairs Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

     The Audit Committee, which met two times during the Trust's fiscal year ended September 30, 1998, presently consists of Messrs. Chorbajian, Cronin and Kinkade. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

     The Board Affairs Committee, which did not meet during the Trust's fiscal year ended September 30, 1998, presently consists of Messrs. Hardee, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

     The Investment Committee, which met four times during the Trust's fiscal year ended September 30, 1998, presently consists of Ms. Cox and Messrs. Schrauth and Willis. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 1998, presently consists of Ms. Cox and Messrs. McKenna and Swan. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

     The Proxy Committee, which met one time during the Trust's fiscal year ending September 30, 1998, presently consists of Messrs. Hodgkins, Lillis and Schrauth. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

     The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 1998. There were no special meetings. During the Trust's fiscal year ended September 30, 1998, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

         Information Regarding the Trust Chairman and Executive Officers

     The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 1998, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of Heidi Viceconte, serves as an officer or director of Investors. Principal Occupation,


                                                                Business Experience
                                                                 During Last 5 Years,
            Name              Age                               Present Directorships
James P. Coughlin              62       Executive  Vice  President - Investments, of the Trust since July 1995,
                                        Senior Vice  President - Investments,  from December 1986 to July 1995;
                                        Executive  Vice  President - Investments,  of  Retirement  System Group
                                        Inc. since January 1993, Chief Investment  Officer since January 1991,
                                        Director  since May 1990;  President of  Retirement  System  Investors
                                        Inc. since February 1990.

Stephen P. Pollak              53       Executive  Vice  President,  Counsel and  Secretary of the Trust since
                                        July 1995, Senior Vice President,  Counsel and Secretary from December
                                        1986 to July 1995;  Executive  Vice  President,  Counsel and Secretary
                                        of Retirement  System Group Inc. since January 1993 and Director since
                                        March  1989;  Vice  President  and  Secretary  of  Retirement   System
                                        Consultants  Inc.  since  January 1990 and Director  since March 1989;
                                        Vice President,  Secretary and Compliance Officer of Retirement System
                                        Distributors  Inc.  since  February 1990 and Director since July 1989;
                                        Vice  President  and  Secretary of Retirement  System  Investors  Inc.
                                        since  February  1990 and  Director  since March 1989;  President  and
                                        Director  of RSG  Insurance  Agency Inc.  since March 1996;  Executive
                                        Vice  President,  Counsel and Secretary of RSGroup Trust Company since
                                        August 1998 and Director since June 1998.

John F. Meuser                 63       Senior Vice  President of the Trust since July 1996 and Treasurer from
                                        July 1996 to July 1998;  Vice  President  and  Treasurer  from October
                                        1992 to July 1996;  Senior Vice  President of Retirement  System Group
                                        Inc.  since  January  1998;   Vice  President  from  January  1993  to
                                        December  1997;   Registered   Representative   of  Retirement  System
                                        Distributors  Inc. since  February 1990 and Vice President  since June
                                        1994;  Vice  President  of  Retirement  System  Investors  Inc.  since
                                        February 1990; Vice President of Retirement  System  Consultants  Inc.
                                        since June 1994;  Senior Vice President of RSGroup Trust Company since
                                        August 1998.


                                                                Business Experience
                                                                 During Last 5 Years,
            Name              Age                               Present Directorships
Heidi Viceconte                33       First  Vice  President  and  Treasurer  of the Trust  since  July  1998;
                                        Second  Vice  President  from July 1995 to July  1998;  Manager of Trust
                                        Accounting  since  November  1994;  First Vice  President of  Retirement
                                        System Group Inc.  since July 1998;  Second Vice  President from January
                                        1995 to December 1997.


                      Compensation Of Trustees And Officers

Trustees' Compensation

     The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 1998. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 1998:

Name of Trustee ...........................Aggregate Compensation From the Fund
Herbert G. Chorbajian ..........................................   $15,200
Candace Cox ....................................................    19,500
James P. Cronin ................................................    17,100
William Dannecker ..............................................     - 0 -
Covington Hardee ...............................................    14,250*
Ralph L. Hodgkins, Jr ..........................................    16,250
Maurice E. Kinkade .............................................    16,350
William A. McKenna, Jr .........................................     6,017
William G. Lillis ..............................................    15,600*
William L. Schrauth ............................................    17,100
William E. Swan ................................................    15,600
Raymond L. Willis ..............................................    19,400


Officers' Cash Compensation

         Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc.


----------------------------
     *  Aggregate  compensation  includes  amounts  deferred  under the  Trust's
Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 1998 is as follows: Ms. Cox ($96,487); Mr. Hardee ($39,371); Mr. Kinkade ($163,556); Mr. Lillis
($29,109) and Mr. Swan ($10,871). There are no pension or retirement benefits.

Section 457 Deferred Compensation Plan

     The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $10,000 or 33-1/3% of their compensation from the Trust during each calendar year.

     Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

     The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

     Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.


                                   PROPOSAL 2

                            Selection Of Accountants

     Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected on March 25, 1999, McGladrey & Pullen, LLP, to continue in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 1999.

     Representatives of McGladrey & Pullen, LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

     The  Trust  has  an  Audit  Committee  of  the  Board  of  Trustees,  whose
composition  and   responsibilities   are  discussed  above  under  "Information
Regarding Trustees."

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF McGLADREY & PULLEN, LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3

                        Portfolio Management by Investors
                 of a Portion of the Emerging Growth Equity Fund

                 (Proposal to be voted on by Trust Participants
                      of the Emerging Growth Equity Fund)

     Retirement System Investors Inc. ("Investors") currently serves as investment manager for the Emerging Growth Equity Fund pursuant to an Investment Management Agreement dated July 29, 1997 between the Trust on behalf of the Emerging Growth Equity Fund and Investors. The Investment Management Agreement was approved by Trust Participants of the Emerging Growth Equity Fund at a meeting held on July 29, 1997. The Investment Management Agreement provides that Investors shall supply portfolio management services to the Emerging Growth Equity Fund, and that Investors may, with the approval of the Trustees and the Trust Participants, retain a sub-advisor to provide such portfolio management services, subject to oversight by Investors. From January 2, 1990 through February 7, 1999, Friess Associates, Inc. ("Friess"), provided portfolio management services to the Emerging Growth Equity Fund pursuant to an investment sub-advisory agreement (the "Friess Sub-Advisory Agreement") between Investors and Friess which was most recently approved by Trust Participants at their July 23, 1998 meeting. Investors has retained HLM Management Company, Inc. ("HLM") Management Company pursuant to a separate investment sub-advisory agreement to provide portfolio management services with respect to the remaining portion of the Emerging Growth Equity Fund. That Agreement is not the subject of this proxy statement and HLM will continue to provide such services following the Meeting.

     On January 28, 1999, the Board of Trustees, considered and approved a proposal by the Investment Committee of the Board of Trustees ("Investment Committee"), to terminate the Friess Sub-Advisory Agreement, effective upon the concurrence of Friess (which was granted on February 8, 1999). The Board of Trustees also approved a proposal under which Investors would directly manage a portion of the Emerging Growth Equity Fund and directed that the proposal be submitted to the Emerging Growth Equity Fund's Trust Participants for approval. Effective February 8, 1999, Investors initially assumed investment management of $10 million of the Emerging Growth Equity Fund, with the balance of the former Friess portfolio managed by HLM, the remaining sub-advisor of the Emerging Growth Equity Fund, under the terms of the Investment Sub-Advisory Agreement between Investors and HLM. Investments in the Emerging Growth Equity Fund made after February 8, 1999 have been allocated in the ratio of 85%/15% between HLM and Investors, respectively.

     Under the rules of the Act, Investors may continue to act as a manager with respect to the Emerging Growth Equity Fund for a period of 120 days after termination of the Friess Sub-Advisory Agreement, provided that compensation to be received by Investors during this period does not exceed the compensation which would have been paid if the Friess Sub-Advisory Agreement were still in effect.

     While approval of Investors to initially manage a portion of the portfolio of the Emerging Growth Equity Fund is not a matter which requires a vote of Trust Participants under the Act, the Board of Trustees believes it is in the best interests of the Trust and of Trust Participants to submit the matter for Trust Participant approval.

     In evaluating the proposal to terminate the Friess Sub-Advisory Agreement and to appoint Investors to manage a portion of the Emerging Growth Equity Fund (with the balance managed by HLM), the Investment Committee and the Board of Trustees considered various factors in the following order of importance: first and most importantly, the Trustees considered performance of Friess in comparison to similar funds and relevant performance benchmarks. Secondly, the Trustees considered Investors' expanding research capabilities on emerging industries and companies. Thirdly, the Trustees considered Investors' performance managing a hypothetical investment portfolio for the calendar year ended December 31, 1998, compared to relevant performance benchmarks. Finally, the Trustees considered the total advisory fees payable with respect to the Emerging Growth Equity Fund.

     Under the present Investment Management Agreement between the Trust and Investors, the Trust paid Investors an annual fee of 1.2% of the Emerging Growth Equity Fund assets managed, payable as of the last day of each month, based on average daily net assets during such month. From this amount, Investors retained 0.20% of average daily net assets under management by sub-advisor Friess and the remainder was paid by Investors to Friess. The amount retained by Investors was designed to compensate it for its oversight services in monitoring, and reporting to the Board of Trustees on the services provided by Friess. If the investment management function is performed directly by Investors, the incremental 0.20% fee will no longer be required. Moreover, the Investment Management Agreement between the Trust on behalf of the Emerging Growth Equity Fund and Investors provides that if the Emerging Growth Equity Fund no longer retains a sub-advisor, the fee payable to Investors shall be reduced by 0.20% of average daily net assets. Accordingly, under the proposed management arrangement the new fee schedule under the Investment Management Agreement will be 1.0% with respect to the portfolio assets managed directly by Investors. This is the same as the fee that had been paid to Friess under the Friess Sub-Advisory Agreement. (In addition, Investors is paid a fee by the Trust with respect to the portfolio assets managed by HLM, for which Investors retains .20% of the average daily net assets. This fee arrangement has not changed.)

     During its fiscal year ended September 30, 1998, the Trust paid Investors, with respect to the portion of the Emerging Growth Equity Fund managed by Friess, $583,305, from which amount Investors paid $469,403 to Friess. With respect to the portion of the Fund managed by HLM, the Trust paid Investors $323,444, from which amount Investors paid $267,399 to HLM. The total advisory fees paid to Investors for such period was $906,749. If the proposed advisory and fee arrangements had been in effect, the Emerging Growth Equity Fund would have paid $783,547 to Investors which would have resulted in an expense savings to the Emerging Growth Equity Fund in the amount of $123,202.

     After taking all of the above factors into consideration, the Board of Trustees of the Trust (including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust (the "Independent Trustees"), unanimously approved the proposal that Investors manage a portion of the Emerging Growth Equity Fund, effective February 8, 1999. The Trustees concluded that it was in the best interests of the Trust and of the Emerging Growth Equity Fund to effect this change as of February 8, 1999, subject to Trust Participant approval. Accordingly, the Friess contract was terminated effective February 8, 1999 and Investors has been managing a portion of the Emerging Growth Equity Fund since that date. The Emerging Growth Equity Fund has been paying Investors an advisory fee at the new, lower rate since that date.

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF PORTFOLIO MANAGEMENT BY INVESTORS OF A PORTION OF THE EMERGING GROWTH EQUITY FUND.




                                   PROPOSAL 4

                      New Investment Sub-Advisory Agreement
                  between Retirement System Investors Inc. and
                 Bank of Ireland Asset Management (U.S.) Limited

                 (Proposal to be voted on by Trust Participants
                        of the International Equity Fund)

     Investors currently serves as investment manager for the International Equity Fund pursuant to an Investment Management Agreement (the "Current Management Agreement") dated July 29, 1997 between the Trust, on behalf of the International Equity Fund, and Investors. The Current Management Agreement was approved by Trust Participants of the International Equity Fund at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees at its meeting on July 23, 1998. The current management agreement provides that Investors shall supply portfolio management services to the International Equity Fund, and that Investors may, with the approval of the Trustees and Trust
Participants, retain one or more sub-advisors to provide such portfolio management services, subject to oversight by Investors. From May 1, 1984 through June 30, 1988, Morgan Grenfell Investment Services Limited ("Morgan Grenfell") provided portfolio management services to a portion of the International Equity Fund and from June 30, 1988 to March 1, 1999, Morgan Grenfell solely provided these services. Morgan Grenfell provided these services pursuant to an investment sub-advisory agreement (the "Morgan Grenfell Sub-Advisory Agreement") between Investors and Morgan Grenfell which was most recently approved by the Board of Trustees at its July 23, 1998 meeting and by Trust Participants of the International Equity Fund on July 30, 1993. Effective March 1, 1999, Investors terminated the Morgan Grenfell Sub-Advisory Agreement and retained Bank of Ireland Asset Management (U.S.) Limited ("BIAM") pursuant to a new investment sub-advisory agreement (the "BIAM Sub-Advisory Agreement") approved by the Board of Trustees on January 28, 1999, to provide portfolio management services for the International Equity Fund.

     Under the rules of the Act, BIAM may continue to act as investment sub-advisor with respect to the International Equity Fund for a period of 120 days after termination of the Morgan Grenfell Sub-Advisory Agreement, provided that compensation to be received by BIAM during this period does not exceed the compensation which would have been paid if the Morgan Grenfell Sub-Advisory Agreement were still in effect. Accordingly, pending unitholder approval of the new BIAM Sub-Advisory Agreement, BIAM has agreed to provide portfolio management services to the International Equity Fund at the rate of compensation and upon the other terms and conditions of the Morgan Grenfell Sub-Advisory Agreement. In addition, the Trust pays a fee to Investors, as described in the Prospectus, for the assets of the International Equity Fund managed by BIAM. This fee arrangement has not changed.

     In evaluating the proposal to terminate Morgan Grenfell as sub-advisor to the International Equity Fund, the Investment Committee of the Board of Trustees (the "Investment Committee") and the Board of Trustees considered various factors in the following order of importance: first and most importantly, the Trustees considered performance of Morgan Grenfell in comparison to similar funds and relevant performance benchmarks. Secondly, the Trustees considered the investment style used by this manager, which is categorized as a top down and bottom up manager with a mandate to the MSCI EAFE Index ("EAFE"). Since Japan, which was the second largest equity market until mid-1998, had a meaningful representation in the EAFE weightings by country, and recognizing that Japan has been out-of-favor for most of the decade of the 1990's, Morgan Grenfell's holdings in Japan were adversely effected by market performance/investor sentiment. The Trustees also considered the recommendation of the Investment Committee to replace Morgan Grenfell with a quality manager that employs top down considerations coupled with strong bottom up stock selection processes with no mandate to EAFE country weightings. After thoroughly analyzing prospective managers to replace Morgan Grenfell as the sub-advisor to the International Equity Fund, the Investment Committee Chairman, at the January 28, 1999 Board of Trustees' meeting, recommended to the full board their consideration and approval of BIAM as successor sub-advisor. At this meeting, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the BIAM Sub-Advisory Agreement, and directed that it be submitted to International Equity Fund Trust Participants for approval.

     In evaluating the proposal to appoint BIAM as sub-advisor to the International Equity Fund, the Investment Committee and the Board of Trustees considered various factors in the following order of importance: firstly and most importantly, the Trustees considered the qualifications of BIAM to provide sub-advisory services, including the credentials and investment experience of BIAM's officers and employees who will be responsible for the day-to-day management of the International Equity Fund's portfolio. Secondly, the Trustees considered the investment capabilities of BIAM in managing a diversified non-U.S. equities portfolio using a top down and bottom up investment style with no mandate to EAFE country weightings. Thirdly, the Trustees evaluated the historical performance record of BIAM in managing other portfolios over time.

     In considering the proposal to appoint BIAM, the Investment Committee and the Board of Trustees also considered the sub-advisory fee payable under the Morgan Grenfell Sub-

Advisory Agreement as compared with the sub-advisory fee payable under the BIAM Sub-Advisory Agreement. The Trustees considered the fact that, although the proposed sub-advisory fee rate payable under the BIAM Sub-Advisory Agreement would change and is slightly higher than the rate payable under the Morgan Grenfell Sub-Advisory Agreement for current asset levels, the net increase would be marginal. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Trust to Investors with respect to the portfolio of the International Equity Fund advised by BIAM and the fee payable by Investors to BIAM under the BIAM Sub-Advisory Agreement. (As described below, if the BIAM Sub-Advisory Agreement is approved, the fee paid by the International Equity Fund to Investors will be adjusted to reflect the different fees payable by Investors to BIAM.)


              Investment Management and Sub-Advisory Fee Schedules
Current

                        Percentage of Average Daily      Percentage of Average            Percentage of
International             Net Assets Payable to       Daily Net Assets Retained        Assets Payable by
Equity Fund                    Investors                     by Investors                 Investors to
Assets Managed                                                                             Sub-Advisor

First $50 Million                  .80%                          .20%                          .60%
Over $50 Million                   .70%                          .20%                          .50%



Proposed

                       Percentage of Average Daily      Percentage of Average             Percentage of
International             Net Assets Payable to       Daily Net Assets Retained     Average Daily Net Assets
Equity Fund                    Investors                    by Investors             Payable by Investors to
Assets Managed                                                                                BIAM
First $20 Million                  .95%                          .20%                          .75%
Next $30 Million                   .70%                          .20%                         .50%
Over $50 Million                   .55%                          .20%                          .35%


      Pro Forma Comparison of Current Management and Sub-Advisory Agreement
                            with Proposed Agreements

     The following table shows the dollar amount of investment management fees paid by the International Equity Fund to Investors and the dollar amount of sub-advisory fees paid by Investors to Morgan Grenfell for the International Equity Fund assets during the Fund's fiscal year ended September 30, 1998 under the Current Management Agreement and Morgan Grenfell Sub-Advisory Agreement and the pro-forma amount of fees that would have been paid assuming the BIAM Sub-Advisory Agreement and related fee change under the Management Agreement were in effect during the same period.

                                                                                               Fees Payable by
                                      Fee Payable by                Fee Retained                 Investors to
                                    Fund to Investors               by Investors                  Sub-Advisor
Actual Investment
Management and
Sub-Advisor Fees with                   $295,732                      $74,544                     $221,188
Morgan Grenfell

Pro-Forma Investment
Management and
Sub-Advisory Fees with BIAM             $308,766                      $74,715                     $234,051

Percentage Difference
Between Actual and                       4.41%                         0.23%                        5.82%
Pro-Forma Fees

     Set forth below is a comparative fee table showing the actual amount of fees and expenses paid by the Investment Fund under the Current Management Agreement for the fiscal year ended September 30, 1998, and the pro-forma amount of fees and expenses that would have been paid by the Investment Fund assuming the revised fee under the Management Agreement was in effect, each expressed as a percentage of average net assets.

                                                        Actual                               Pro-Forma
                                                (As of Sept. 30, 1998)                (As of Sept. 30, 1998)
Management Fee                                          0.80%                                  0.84%
Rule 12b-1                                               N/A                                    N/A
Other Expenses                                          1.14%                                  1.14%
Total Fund Operating Expenses                           1.94%                                  1.98%


Examples

     The following examples are intended to assist Trust Participants in understanding the difference in costs that a Trust Participant would bear under the Current Management Agreement and Morgan Grenfell Sub-Advisory Agreement as compared with the BIAM Sub-Advisory Agreement modified fee under the Proposed Management Agreement (defined below).

     You would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                                                      1  Year       3  Years     5  Years     10  Years
Current Management Agreement and Morgan Grenfell
Sub-Advisory Agreement                                $197.00       $609.50      $1048.90     $2,283.60

Proposed Management Agreement and BIAM Sub-Advisory
Agreement                                             $201.00       $621.70      $1,069.40    $2,326.00



     The examples are based on actual expenses for the fiscal year ended September 30, 1998 and estimated for the same period, assuming the proposed management arrangements were in effect. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than shown.


             Information Concerning the BIAM Sub-Advisory Agreement

     The terms and conditions of the BIAM Sub-Advisory Agreement are identical in all material respects to the terms and conditions of the Morgan Grenfell Sub-Advisory Agreement, with the exceptions of the service provider, the rate of compensation (described above) and an indemnification provision with respect to the sub-advisor. Under the BIAM Sub-Advisory Agreement, BIAM is required to manage the assets of the International Equity Fund allocated to it, subject to and consistent with the investment objectives and policies of the Fund as set forth in the current Prospectus of the Trust and as specified in writing from time to time by the Trustees and Investors. BIAM is also required to consult with Investors or the Board of Trustees, as Investors or the Board of Trustees shall reasonably request with respect to the overall investment policy of the International Equity Fund.

     Under the BIAM Sub-Advisory Agreement, Investors has agreed to indemnify BIAM generally against all claims arising from any error or omission on the part of Investors or another sub-advisor and from BIAM's acts or omissions made in reliance on any certain writings or instructions by Investors or the Trustees, except by reason of willful misfeasance, bad faith, negligence or gross negligence by BIAM in the performance of its duties under the Agreement, or by reason of reckless disregard of its obligations and duties under the Agreement. A copy of the BIAM Sub-Advisory Agreement is annexed as Exhibit A.

     After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the BIAM Sub-Advisory Agreement with BIAM.

                           Information Concerning BIAM

     Set forth below is information concerning BIAM, its address and the names of its principals and their official titles, including a brief description of the organization.

     BIAM, 20 Horseneck Lane, Greenwich, CT 06830, is a wholly-owned subsidiary of the Bank of Ireland Group, the address of which is 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM is part of Bank of Ireland Asset Management Group, established in 1966. The group began managing portfolios for their North American based clients in 1989 and currently manages over $16 billion in global and international equity and fixed-income products.

     BIAM uses a team approach to manage international equity portfolios. The central decision-making group is comprised of senior analysts under the leadership of BIAM's Chief Investment Officer. Within BIAM's fundamental and value-driven philosophy, the investment approach focuses on bottom-up stock selection within a framework of economic themes. The names of each of BIAM's directors and its principal officers, each of whose address is in care of BIAM, is as follows:

Name .....                   Title
William Raymond Cottor ...   Director and Chief Executive Officer
Denis Curran .............   Director and President
Gerald Francis Colleary ..   Director and Senior Vice President
Denis Patrick Donovan ....   Director and Senior Vice President
Michael Christopher Reilly   Director and Chief Investment Officer
Thomas Aloysius Finley ...   Director

     In addition to acting as investment sub-advisor to the Trust's International Equity Fund, BIAM acts as an investment manager for the following funds, each of which has an investment objective similar to the International Equity Fund. For the year ended December 31, 1998, BIAM was compensated as follows:


                Investment                               Total                           Rate of
                Fund Name                               Assets                       Compensation
   Allmerica Select                                                          First $50 million  0.45%
   International Equity Fund                         $506.1 million          Next $50 million   0.40%
                                                                             Over $100 million  0.30%

   SAFECO International                                                      First $50 million  0.60%
   Stock Fund                                        $20.2 million           Next $50 million   0.50%
                                                                             Over $100 million  0.40%

   American Odyssey                                                          First $50 million  0.45%
   International Equity Fund                         $305.5 million          Next $50 million   0.40%
                                                                             Over $100 million  0.30%

   The Irish Investment                                                      First $100 million 0.75%
   Fund Inc.                                         $114.9 million          Over $100 million  0.50%

   Berger/BIAM                                       $520.2 million                             0.90%

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED BIAM SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 5

             Modification of Fee for International Equity Fund Under Investment Management Agreement with Retirement System Investors Inc.

                 (Proposal to be voted on by Trust Participants
                     of the International Equity Fund Only)

     As noted above, under Proposal 4, Investors currently serves as investment manager for the International Equity Fund. Investors supplies portfolio management services to the International Equity Fund, and may, with the approval of the Trustees and the Trust Participants, retain one or more sub-advisors to provide such portfolio management services, subject to oversight by Investors. Under the Current Management Agreement between the International Equity Fund and Investors, Investors is paid 0.20% of the average daily net assets under management in excess of the amount payable by Investors to such sub-advisors. The amount retained was designed to compensate Investors for its services provided under the investment management agreement, including oversight services in monitoring and reporting to the Board of Trustees on the services provided by the sub-advisors.

     If the BIAM Sub-Advisory Agreement is approved, the sub-advisory fee payable by Investors to BIAM would be modified. As the Current Management Agreement provides that Investors is paid a fee equal to the sub-advisory fee plus .20% of average daily net assets, the modification of the sub-advisory fee will result in a modification of the fees payable by the International Equity Fund to Investors with respect to the portion of the Investment Fund advised by BIAM. This modification would be deemed an amendment of the Current Management Agreement (the "Proposed Management Agreement"). Accordingly, the Board of Trustees, including the Independent Trustees, have considered and unanimously approved the Proposed Management Agreement between the Trust and Investors and directed that it be submitted to the International Equity Fund's Trust Participants for approval.


            Information Concerning the Proposed Management Agreement

     The terms and conditions of the Current Management Agreement, are identical in all material respects to the terms and conditions of the Proposed Management Agreement, with the exception that, at current asset levels, the fee payable by the International Equity Fund to Investors has been increased, as described above. However, under both the Current Management Agreement and the Proposed Management Agreement, Investors retains 0.20% of the International Equity Fund's average daily net assets under management. Investors, therefore, will continue to provide the same services under the Proposed Management Agreement as those provided under the Current Management Agreement and will retain the same compensation for such services.

     Under the Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-advisor retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-advisor with the Act, reviewing such sub-advisor's performance, analysis of the composition of such sub-advisor's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-advisor. Investors is required to prepare presentations to Trust Participants analyzing the Trust's overall performance based on analysis of each sub-advisor's performance. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Investment Fund, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Investment Fund and the purchase and sale of its portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented. A copy of the Proposed Management Agreement is annexed as Exhibit B.

     In evaluating the proposal to modify the fee payable to Investors by the International Equity Fund, the Investment Committee of the Board of Trustees, and the full Board of Trustees considered various factors. The Trustees took into consideration the fact that the services provided by Investors are central to the effective operation of the Trust. The Trustees also considered the fact that Investors will be compensated at the same management fee rate if the proposal is approved. The Trustees also considered various other factors, including the amount of the proposed fee in the context of all the other payments made to Investors and its affiliates. These other payments include payments made to Retirement System Consultants Inc. under a Service Agreement. The Trustees also reviewed the costs and benefits derived by Investors and its affiliates in providing services to the Trust, including the profitability of the relationship to Investors and its affiliates (without taking into account any costs of distribution borne or to be borne by them); the manner in which the proposed fees allocate economies of scale between Investors and the Trust; and the resulting expense ratios of the International Equity Fund, both absolutely and relative to comparable investment companies. In light of all these considerations, the Trustees concluded that approval of the Proposed Management Agreement with Investors was in the best interests of the International Equity Fund and the Participants in the Fund, as it would ensure an uninterrupted high level of advisory services to the Fund.

     After  taking all of the above  factors  into  consideration,  the Board of
Trustees,   including  the  Independent   Trustees,   unanimously  approved  the
modification of the Management Agreement.

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT.

                                   PROPOSAL 6

                    Modification of Fee for Value Equity Fund
                   Under Investment Management Agreement with
                        Retirement System Investors Inc.

  (Proposal to be voted on by Trust Participants of the Value Equity Fund Only)

         Investors currently serves as investment manager for the Value Equity Fund. Investors supplies portfolio management services to the Value Equity Fund. Under the current management agreement between the Value Equity Fund and Investors ("Current Management Agreement"), Investors is paid the following percentages of the average daily net assets under management:

 .60%      on the first $10 million,
 .50%      on the next $10 million,
 .40%      on the next $20 million,
 .30%      on the next $20 million,
 .20%      on the next $40 million,
 .15%      on the next $50 million, and
 .10%      over $150 million.

     The current unwieldy fee structure for the Value Equity Fund has been in place since late 1985. Retirement System Distributors, Inc., the principal underwriter to the Trust has advised the Investment Committee and the Board of Trustees that a simplified fee structure would be beneficial in the explanation of the Investment Fund's fee structure to potential purchasers.

     At the January 28, 1999 meeting of the Board of Trustees, upon the recommendation of the Investment Committee, the Board approved, effective May 1, 1999, and subject to Trust Participants' approval, a simplification to the Current Management Agreement between the Value Equity Fund and Investors, with Investors to be paid the following percentages of the average daily net assets under management:

 .60%      on the first $10 million,
 .50%      on the next $10 million,
 .40%      on the next $20 million, and
 .30%      over $40 million.

     In considering the proposal to modify the Value Equity Fund fee schedule, the Investment Committee and the Board of Trustees also considered the fact that, although the proposed fee rate payable would change and is slightly higher than the rate currently payable for current asset levels, the net increase is marginal. The foregoing tables describe (1) the investment management fee rate
payable  under  the  Current  Management  Agreement,   and  (2)  the
investment management fee proposed to be payable by the Trust to Investors as as modified, with respect to the portfolio of the Value Equity Fund.



  Pro Forma Comparison of Current Management Agreement with Proposed Agreement

     The following table shows the dollar amount of investment management fees paid by the Value Equity Fund to Investors during the Fund's fiscal year ended September 30, 1998 under the Current Management Agreement and the pro-forma amount of fees that would have been paid assuming the proposed fee change under the Current Management Agreement were in effect during the same period.

                                                                Fee Payable by
                                                               Fund to Investors
Actual Investment Management Fees ..................................   $261,587
Pro-Forma Investment Management Fees ...............................   $268,131
Percentage Difference Between .....................................       2.50%
Actual and Pro-Forma Fees

     Set forth below is a comparative fee table showing amount of fees and expenses paid by the Value Equity Fund under the Current Management Agreement for the fiscal year ended September 30, 1998, expressed as a percentage of average net assets and the pro-forma amount of fees and expenses that would have been paid by the Value Equity Fund assuming the revised fee schedule under the Current Management Agreement was in effect.

                                                        Actual                               Pro-Forma
                                                (As of Sept. 30, 1998)                (As of Sept. 30, 1998)
Management Fee                                          0.40%                                  0.41%
Rule 12b-1                                              N / A                                  N / A
Other Expenses                                          0.71%                                  0.71%
Total Fund Operating Expenses                           1.11%                                  1.12%


Examples

     The following examples are intended to assist Trust Participants in understanding the difference in costs that a Trust Participant would bear under the Current Management Agreement as compared with the modified fee under the proposed management agreement.

     You would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                          1 Year   3 Years   5 Years   10 Years

Current Management Agreement ......   $   113.20$   353.00$   612.30$   1,359.80
Proposed Management Agreement .....   $   114.20$   356.10$   617.70$   1,371.40

     The examples are based on actual expenses for the fiscal year ended September 30, 1998 and estimated for the same period, assuming the proposed management arrangements were in effect. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than shown.

     This modification would be deemed an amendment of the Current Management Agreement with Investors. Accordingly, the Board of Trustees, including the Independent Trustees, have considered and unanimously approved an amended and restated Investment Management Agreement ("Proposed Management Agreement") between the Trust and Investors, and directed that it be submitted to the Value Equity Fund's Trust Participants for approval. As indicated under Proposal 5, a copy of the Proposed Investment Management Agreement is annexed as Exhibit B.


            Information Concerning the Proposed Management Agreement

     The terms and conditions of the Current Management Agreement are identical in all material respects to the terms and conditions of the Proposed Management Agreement, with the exception that, at current asset levels, the fee payable by the Value Equity Fund to Investors would increase, as described above. Investors will continue to provide the same services under the Proposed Management Agreement as those provided under the Current Management Agreement.

     In evaluating the proposal to modify the fee payable to Investors by the Value Equity Fund, the Investment Committee of the Board of Trustees, and the full Board of Trustees considered various factors. The Trustees took into consideration the fact that the services provided by Investors are central to the effective operation of the Trust. The Trustees also considered various other factors, including the amount of the proposed fee in the context of all the other payments made to Investors and its affiliates. These other payments include payments made to Retirement System Consultants Inc. under a Service Agreement. The Trustees also reviewed the cost and benefits derived by Investors and its affiliates (without taking into account any costs of distribution borne or to be borne by them); the manner in which the proposed fees allocate economies of scale between Investors and the Trust; and the resulting expense ratios of the Value Equity Fund, both absolutely and relative to comparable investment companies. In light of all these considerations, the Trustees concluded that approval of the Proposed Management Agreement with Investors was in the best interests of the Value Equity Fund and the Participants in the Fund, as it would ensure an uninterrupted high level of advisory services to the Value Equity Fund.

     After taking all of the above factors into consideration, the Board of Trustees, including the Independent Trustees, unanimously approved the Proposed Management Agreement.

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE MODIFICATION TO THE VALUE EQUITY FUND FEE SCHEDULE IN THE PROPOSED MANAGEMENT AGREEMENT.


                        Information Concerning Investors

     Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.

     Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also provides investment advisor and management services to the Enterprise Group of Funds, Inc. and the Enterprise Accumulation Fund and may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:


                                                                            Title and Other
                         Name                                          Principal Occupation, if any

          William Dannecker                           Director

                                                      President, Chief Executive Officer and Director -
                                                      Retirement System Group Inc.

                                                      President and Director -
                                                      Retirement System Consultants Inc.

                                                      Director and Registered Principal -
                                                      Retirement System Distributors Inc.

                                                      Chief Operating Officer and Director -
                                                      RSGroup Trust Company

                                                      Director - RSG Insurance Agency Inc.



                                                                            Title and Other
                         Name                                          Principal Occupation, if any
         James P. Coughlin                            President

                                                      Executive Vice President, Chief Investment Officer
                                                      and Director - Retirement System Group Inc.

                                                      Registered Principal -
                                                      Retirement System Distributors Inc.

         Stephen P. Pollak                            Director, Vice President and Secretary

                                                      Executive Vice President, Counsel, Secretary and
                                                      Director - Retirement System Group Inc.

                                                      Vice President, Counsel, Secretary and Director -
                                                      Retirement System Consultants Inc.

                                                      Vice President, Secretary, Registered Principal and
                                                      Director - Retirement System Distributors Inc.

                                                      President - RSG Insurance Agency Inc.


     In addition to acting as Investment Manager for the Trust, Investors acts as an investment sub-advisor for the Growth and Income portfolio of the Enterprise Group of Funds, Inc. and the Growth and Income portfolio of the Enterprise Accumulation Fund, each of which has an investment objective similar to the Core Equity Fund portfolio of the Trust. For the year ended December 31, 1998, Investors was compensated as follows:


                Investment                                             Rate of
                Fund Name                    Total Assets           Compensation
Enterprise Group of Funds
(Growth and Income)...........................$61,174,066..................0.30%

Enterprise Accumulation Fund (Growth
and Income)......................................$500,261..................0.30%

     Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 1998, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 1998, Consultants received fees from the Trust in the aggregate amount of $2,673,378.

                              Principal Unitholders

     The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of March 12, 1999. (Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.

                                                            Amount of    Percent
Name                                                        Ownership   of Class
Trust (considered as a whole):
             ALBANK, FSB ............................      1,050,081.822   8.38%
             Ridgewood Savings Bank .................        640,136.310   5.11%

Core Equity Fund:
             Ridgewood Savings Bank .................        128,922.434   6.36%

Emerging Growth Equity Fund:
             Ridgewood Savings Bank .................         55,407.522   6.23%

International Equity Fund:
             Staten Island Savings Bank .............         40,652.987   6.30%
             Roosevelt Savings Bank + ...............         37,717.896   5.84%
             BSB Bank & Trust Company ...............         32,685.412   5.06%

Value Equity Fund:
             Ridgewood Savings Bank .................         73,704.601   7.01%

Actively Managed Bond Fund:
             ALBANK, FSB ............................        785,543.956  16.04%
             Ridgewood Savings Bank .................        285,848.805   5.84%

Intermediate-Term Bond Fund:
             ALBANK, FSB ............................        264,537.866  14.69%
             Ridgewood Savings Bank .................         96,252.948   5.35%

Short-Term Investment Fund:
             Roosevelt Savings Bank * + .............        152,091.392  12.43%
             Independence Savings Bank * ............        137,479.658  11.26%
             Northfield Savings Bank * ..............        134,904.220  11.05%
             Institutional Group Information Corp. *          83,536.253   6.84%
             The Dime Savings Bank of Williamsburgh *         72,955.842   5.97%

-----------------------------
 *  Defined Contribution Plan
  +  Acquired by Roslyn Savings Bank, March 1999

     The addresses of these institutions are as follows:

     ALBANK, FSB, 10 North Pearl Street, Albany, New York, New York 12207; BSB Bank & Trust Company, 58-68 Exchange Street, P. O. Box 1056, Binghamton, NY 13902-1056; The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; Independence Savings Bank, 195 Montague Street, Brooklyn, New York 11201; Institutional Group Information Corp., 1000 Northern Blvd.,
Great Neck, New York 11021-5305; Northfield Savings Bank, 1731 Victory Boulevard, Staten Island, New York 10314-0025; Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530; Staten Island Savings Bank, 15 Beach Street, Stapleton, Staten Island, New York 10304.


                                  Vote Required

     Election of Trustees and the approval of the selection of McGladrey & Pullen, LLP as independent accountants (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.

     Approval of Proposal 3 requires a vote of a majority of the outstanding Units of the Emerging Growth Equity Fund, voting separately. Approval of Proposals 4 and 5 each require a vote of a majority of the outstanding Units of the International Equity Fund, voting separately. Approval of Proposals 4 and 5 are contingent upon approval of each other. If either Proposal 4 or 5 is not approved, neither the BIAM Sub-Advisory Agreement nor the Proposed Management Agreement with respect to BIAM will take effect. Approval of Proposal 6 requires a vote of a majority of the outstanding Units of the Value Equity Fund, voting separately.

     The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.

                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2000 Annual Meeting Of Trust Participants

     The 2000 Annual Meeting of Trust Participants is expected to be held on or about July 27, 2000. Any proposal intended to be presented by any Trust Participant for action at the 2000 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than March 29, 2000 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2000 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2000 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.



                                  Other Matters

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 1998 and Semi-Annual Report for the six months ended March 31, 1999, when published, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.



                                         By Order of the Board of Trustees,

                                         /s/ Stephen P. Pollak

                                         STEPHEN P. POLLAK
                                         Executive Vice President,
                                         Counsel and Secretary
New York, New York
March 26, 1999

                                                                       EXHIBIT A


                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        RETIREMENT SYSTEM INVESTORS INC.
                                       AND
                 BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED


     THIS AGREEMENT effective as of March 1, 1999 and modified effective as of April 26, 1999, between Retirement System Investors Inc., a Delaware corporation (the "Manager"), and Bank of Ireland Asset Management (U.S.) Limited, Greenwich, Connecticut (the "Sub-Advisor").




                              W I T N E S S E T H :



     WHEREAS, RSI Retirement Trust ("Trust"), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time ("Agreement and Declaration of Trust")
provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

     WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated July 29, 1997 and amended and restated March 1, 1999, pursuant to which the Manager may designate Sub-advisors to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

     WHEREAS, the Manager wishes to appoint the Sub-Advioer to manage a portion of the assets of certain Investment Funds of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Advisor is willing to act in such capacity in accordance with the provisions of this Agreement;

     NOW, THEREFORE,  the Manager hereby agrees with the Sub-Advisor as follows:

     1. Appointment of the Sub-Advisor

     A. The Manager hereby designates, appoints, engages and retains the Sub-Advisor as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"), or such portion thereof as shall be designated by the Manager ("Account").

     B. The Manager represents and warrants that it has the authority to enter into this Investment Sub-Advisory Agreement with the Sub-Advisor pursuant to (i) the terms of the Investment Management Agreement between the Manager and the Trust referred to above, (ii) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party and (iii) the provisions of Rule 15a-4 under the Act. Continuation of this Agreement for a period after May 28, 1999 requires a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund.

     C. The Sub-Advisor hereby accepts appointment to manage the assets of the Account. The Sub-Advisor hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Sub-Advisor agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

     D. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect until May 28, 1999, and, provided that approval by a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund is obtained prior to May 28, 1999, shall continue thereafter until March 1, 2001 and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.


     2. Assets of the Account

     The Manager shall certify or cause to be certified to the Sub-Advisor the assets comprising the Account as of the commencement of the term of this Agreement. The Manager may add to the Account assets acceptable to the Sub-Advisor or withdraw assets from the Account at any time or from time to time by notification to the Sub-Advisor. The Account shall consist of the assets certified to the Sub-Advisor as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

     3. Investment Powers

     A. Subject to the provisions of paragraph B of this Section 3, the Sub-Advisor shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Advisor ("Prospectus") and as specified in writing from time to time by the Trustees or the Manager and accepted by the Sub-Advisor, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

     B. Notwithstanding the provisions of paragraph A of this Section 3, it is understood and agreed that an investment manager other than the Sub-Advisor may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Sub-Advisor shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Sub-Advisor shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Advisor and such other investment manager. The Trustees will advise the Manager, and the Manager will advise the Sub-Advisor, of any arrangement with respect to any proposed lending of securities from the Account.

     C. The Sub-Advisor shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account.


     4. Standard of Care

     A. The Sub-Advisor shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

     B. Except as provided in ERISA, the Sub-Advisor will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager. The Manager shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager. However, in no case (i) is this indemnity to be deemed to protect the Sub-Advisor against any liability to which such Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) is the Manager to be liable under this indemnity with respect to any claim made against the Sub-Advisor unless such Sub-Advisor shall have notified the Manager in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Advisor.

     C. The Sub-Advisor shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Advisor has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Sub-Advisor against any liability to the Manager, the Trust or Unitholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.


     5. General Provisions

     A. Compensation for the services of the Sub-Advisor will be as set forth in Schedule A hereto.

     B. With respect to securities in the Account, the Sub-Advisor shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Advisor shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time. It is understood that it is desirable for the Trust that the Sub-Advisor have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Sub-Advisor is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with its services to other clients.

     C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

     D. This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

     E. The Sub-Advisor may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

     (a) Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

     (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

     (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

     (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

The Manager shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorney's  fees  and  other  related  expenses)  howsoever  arising  from or in connection with the Sub-Advisor's reliance on the authenticity, truth and accuracy of any of the foregoing notices, directions, certifications, approvals, writings of the Manager, copies information provided by the custodian, or oral notices or instructions given by the Manager or the Trustees or its or their authorized delegates, the custodian or any other investment manager. However, in no case (i) is this indemnity to be deemed to protect the Sub-Advisor against any liability to which such Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) is the Manager to be liable under this indemnity with respect to any claim made against the Sub-Advisor unless such Sub-Advisor shall have notified the Manager in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Advisor.

     F. The Sub-Advisor may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Advisor by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account. The Sub-Advisor is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Advisor for the management of the assets of the Account as provided herein. The

Manager shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the Sub-Advisor's actions taken or omissions made in reliance on any information, statement or certificate delivered to Sub-Advisor by the Manager or the Trustees, with respect to any matter concerning the Trust and the operation and administration of the Account, which information, statement or certificate contains an untrue statement of a material fact or which omits to state a material fact necessary to make the statements therein not misleading. However, in no case (i) is this indemnity to be deemed to protect the Sub-Advisor against any liability to which such Sub-Advisr would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) is the Manager to be liable under this indemnity with respect to any claim made against the Sub-Advisor unless such Sub-Advisor shall have notified the Manager in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Advisor.

     G.  In  the  event  that  the  Manager  provides   indemnification  to  the
Sub-Advisor under the provisions of this Agreement with respect to claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with any action or omission by a third party, then the Manager shall be subrogated to all of the claims and rights of the Sub-Advisor as against such third party until the full amount that the Manager has paid under the indemnity has been recovered by the Manager.

     H. Communications from the Sub-Advisor to the Manager shall be addressed to:

         Retirement System Investors Inc.
         317 Madison Avenue
         New York, New York 10017-5397
         Attn.:  James P. Coughlin, President

Communications to the Sub-Advisor from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Advisor, as the case may be. All communications addressed in the above manner and by ordinary mail, registered mail or delivered by hand shall be sufficient under this Agreement.

     I. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

     J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Advisor and in accordance with the Act.

     IN WITNESS WHEREOF, the Manager and the Sub-Advisor have executed this Agreement, effective as of the date of this Agreement first set forth above.


                             RETIREMENT SYSTEM INVESTORS INC.

                             By:
                                ---------------------------------------
                                President



                             BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                             By:
                                ---------------------------------------

                             Title:
                                    -----------------------------------



                             BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                             By:
                                 --------------------------------------

                             Title:
                                     ----------------------------------

                                   SCHEDULE A

                              RSI RETIREMENT TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT

Name of Sub-Advisor:       Bank of Ireland Asset Management (U.S.) Limited

Address:                   20 Horseneck Lane
                           Greenwich, Connecticut 06830

Attention:                 Director of Client Services

Investment Fund:           International Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Advisor ("Agreement"). The Manager agrees to pay to the Sub-Advisor, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust's International Equity Fund portfolio managed by the Sub-Advisor:

      Effective March 1, 1999, 0.6% on the first $50 million of assets and 0.5% of assets in excess of $50 million, modified effective April 26, 1999, to 0.75% on the first $20 million of assets, 0.5% on the next $30 million of assets, and 0.35% of assets in excess of $50 million.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Sub-Advisor.

IN WITNESS WHEREOF, the parties to the Agreement, effective as of March 1, 1999 and modified effective as of April 26, 1999, have executed this Schedule A, effective as of the same dates.

                             RETIREMENT SYSTEM INVESTORS INC.

                             By:
                                ---------------------------------------
                                President



                             BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                             By:
                                ---------------------------------------

                             Title:
                                    -----------------------------------



                             BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                             By:
                                 --------------------------------------

                             Title:
                                     ----------------------------------

                                                                       EXHIBIT B

                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.

                         INVESTMENT MANAGEMENT AGREEMENT

     THIS  AGREEMENT  made as of                  , 1999, between RSI Retirement
Trust (the "Trust"), a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990 and as further amended from time to time (the "Agreement and Declaration of Trust"), and Retirement System Investors Inc., a Delaware corporation (the "Manager").

                              W I T N E S S E T H:

     WHEREAS,  the Trust is an  investment  trust  exempt  from  taxation  under
Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which has been designed to effectuate pension or profit-sharing plans which are qualified under Section 401(a) of the Code and individual retirement accounts under Section 408(a) of the Code; and

     WHEREAS, such pension and profit-sharing plans are eligible to invest their assets in the Trust, and to become unitholders of the Trust (the "Unitholders"); and

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, pursuant to an Investment Management Agreement dated July 29, 1997, the Manager has served as the investment manager for all of the investment funds of the Trust (the "Investment Funds"); and

     WHEREAS, the Trust wishes to continue the Manager as the investment manager of the assets of each of the Investment Funds (the "Account"), with modifications to the terms and conditions under which the Manager serves as investment manager of the assets comprising the Emerging Growth Equity Fund, the International Equity Fund, and the Value Equity Fund, to act in such capacity in the manner set forth in this Agreement, and the Manager is willing to act in such capacity in accordance with the provisions of this Agreement;

     NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

     1. Appointment of the Manager

     A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the Account.

     B. The Manager hereby accepts appointment as investment manager to manage the Account. The Manager hereby represents and warrants that it is a qualified investment advisor under the Investment Advisors Act of 1940, as amended. The Manager agrees that, although it may not be subject to the provisions of Title 1 of the Employee Retirement Income Security Act of 1974, and amended ("ERISA"), in carrying out its duties and responsibilities under this Agreement , it will conduct itself as an investment manager (as defined in Section 3(38) of ERISA), and it will act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries (as defined in Section 3(21) of ERISA). Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement will be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement and the Manager subject to ERISA.

     C. The Manager will also perform such services as may be requested from time to time by the Trust relating to the allocation of a Plan's assets between equities and fixed income obligations and within specified investment funds of the Trust, at no additional charge to the Trust.

     D. Notwithstanding the foregoing, the Manager may, from time to time subject to the approval of the Trust's Board of Trustees (the "Trustees") and the Unitholders, retain a person or persons (a "Sub-Advisor") to provide investment management services to one or more of the Investment Funds. The Sub-Advisor shall agree to comply with all provisions applicable to the Manager hereunder. If the Manager retains a Sub-Advisor, the Trust will have no responsibility to compensate the Sub-Advisor, any such compensation to be paid by the Manager from the amount paid to it pursuant to Section 5 of the Agreement.

     E. This Agreement is effective on the date hereof. This Agreement will remain in full force and effect until , 20 , unless terminated earlier in accordance with its terms, and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.


     2. Assets of the Account

     The Trust will certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by written notification to the Manager. The Account will consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon, and assets added as aforesaid, less assets withdrawn as aforesaid.


     3. Investment Powers

     A. Subject to the provisions of paragraphs B and C of this Section 3, the Manager will have sole and complete authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Funds as set forth in the prospectus of the Trust (the "Prospectus"), the Agreement and Declaration of Trust, the Rules and Procedures of the Trust and the Trust's Statement of Investment Objectives and Guidelines, as the same may be amended from time to time, all as delivered to the Manager (collectively, the "Controlling Documents"), or as specified in writing form time to time by the Trust or otherwise accepted by the Manager, to manage (including the power to acquire and dispose of ) the assets of the Account and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Controlling Documents, and, subject to such direction.

     B. The manager will also perform supervisory services pertaining to the ongoing oversight and management of each Sub-Advisor retained by the Manager. Such services include, but shall not be limited to, supervising the compliance by such Sub-Advisor with the Act, reviewing such Sub-Advisor's performance, analysis of the composition of such Sub-Advisor's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, the Manager will, at the request of the Trustees, conduct a search to find a recommended replacement for any Sub-Advisor. The Manager will prepare presentations to Unitholders analyzing the Trust's overall performance based on analysis of each Sub-Advisor's performance.

     C. The Manager will consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Account, and the Manager will cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Account and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. In addition, the Manager also specifically agrees to (i) give advance notice in writing to the Trustees of the taking on by the Manager of new clients or ventures of material significance, including any related information required in order to enable the Trustees to determine whether the taking on of new business by the Manager will impair the Manager's ability to carry out its obligations under this Agreement, and (ii) provide to the Trustees such reports and other information as the Trustees may reasonably request in order to enable the Trustees to perform a review of the Manager's performance under this Agreement no less frequently than quarterly.


     4. Standard of Care

     A. The Manager will invest the Account in the manner provided herein and will have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the Account as contemplated by the Prospectus.

     B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trustees or any other investment manager to perform any of their obligations under the Controlling Documents or any agreement affecting the Account, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Trustees or any other investment manager.

     C. The Manager will not be liable for the making, retention or sale of any investment or reinvestment by it as herein provided, nor for any loss to or diminution of the value of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence and diligence under the
circumstances   then   prevailing   that a prudent  man
acting  in  like capacity and  familiar  with such  matters  would  use  in  the conduct of any enterprise of a like character and with like aims, and in accordance with such other requirements of ERISA as are applicable generally to fiduciaries under ERISA; provided further, however that nothing in this Agreement will protect the Manager against any liability to the Trust or the Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder o by reason of its reckless disregard of its obligations and duties hereunder.


     5. Compensation

     A. The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered by the Manager pursuant to this Agreement and any expenses incurred by the Manager in connection therewith (including the fees of a Sub-Advisor, if any), a fee on the last day of each month in which this Agreement is in effect, at the rates set forth on Schedule I attached hereto.

     B. In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fee payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Manager.


     6. General Provisions

     A. With respect to securities in the Account, the Manager will purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus, or as the Trust may direct in writing from time to time. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and securities and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust that other brokers which provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to clients other than the Trust and the Unitholders.

     B. The Manager will pay all of its expenses incurred in the performance of this Agreement, including but not limited to fees, if any, of Sub-Advisors retained by the Manager, salaries and other compensation of its officers and employees and all other costs of providing such advice, portfolio management and information and reports to the Trustees as are required hereunder.

     C. Subject to the provision of paragraph B of Section 6 of this Agreement with respect to advance notice of the Manager's taking on of new clients or ventures of material significance, nothing herein contained shall limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. Any termination by the Trust shall be pursuant to a vote of a majority of the Trustees or by vote of a majority of outstanding voting securities (as defined in the Act) of the Trust.

     E. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined in the Act).

     F. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

          (i) any notice, direction, certification, approval or other writing of the Trust, if evidenced by an instrument signed by the Chairman of the Board or any other Trustee of the Trust or the President, any Executive Vice President, Senior Vice President, any Vice President or the Treasurer of the Trust;

          (ii) any copy of a resolution of the Trustees, if certified by the Chairman of the Board or any other Trustee of the Trust, or the Secretary or any Assistant Secretary of the Trust; and

          (iii)any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian.

     G. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate provided or delivered to the Manager by or on behalf of the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust; provided, however, that nothing herein shall limit the full responsibility of the Manager for the management of the Account as provided herein.

     H. Communications from the Manager to the Trust or Trustees will be addressed to:

               RSI Retirement Trust
               317 Madison Avenue
               New York, New York 10017
               Attention: William Dannecker, President and Trustee

         Communications to the Manager from the Trust or the Trustees will be addressed to :

               Retirement System Investors Inc.
               317 Madison Avenue
               New York, New York 10017
               Attention: James P. Coughlin, President

     In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust, the Trustees or the Manager, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand shall be sufficient under this Agreement.

     I. This Agreement is governed by the laws of the State of New York (without reference to such State's conflict of law rules).

     J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Manager and the Trust and in accordance with the Act.

     IN WITNESS WHEREOF, the Manager and the Trust have executed this Agreement as of the date first written above.

                              RSI RETIREMENT TRUST

                              By:
                                ---------------------------------------

                              Name:  William Dannecker

                              Title: President and Trustee




                              RETIREMENT SYSTEM INVESTORS INC.

                              By:
                                  -------------------------------------

                              Name:  James P. Coughlin

                              Title: President


     NOTE: ANY AGREEMENT, OBLIGATION OR LIABILITY MADE, ENTERED INTO OR INCURRED BY OR ON BEHALF OF RSI RETIREMENT TRUST BINDS ONLY THE TRUST ESTATE, AND NO TRUST PARTICIPANT, TRUSTEE, OFFICER OR AGENT THEREOF ASSUMES OR SHALL BE HELD TO ANY LIABILITY THEREFORE.

                                                                      SCHEDULE I

     Retirement System Investors Inc. shall act as the Manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:


                       Fee (% of Average Daily Net Assets)

Actively Managed Bond Fund
    First $50 Million ...............................       .40%
    Next $100 Million ...............................       .30
    Over $150 Million ...............................       .20

Intermediate-Term Bond Fund
    First $50 Million ...............................       .40%
    Next $150 Million ...............................       .30
    Over $200 Million ...............................       .20

Short-Term Investment Fund
    First $50 Million ...............................       .25%
    Over $50 Million ................................       .20

Core Equity Fund
    First $50 Million ...............................       .60%
    Next $150 Million ...............................       .50
    Over $200 Million ...............................       .40

Value Equity Fund
    First $10 Million ...............................       .60%
    Next $10 Million ................................       .50
    Next $20 Million ................................       .40
    Next $20 Million ................................       .30
    Next $40 Million ................................       .20
    Next $50 Million ................................       .15
    Over $150 Million ...............................       .10

Effective _______________, 1999:
    First $10 Million ...............................       .60%
    Next $10 Million ................................       .50
    Next $20 Million ................................       .40
    Over $40 Million ................................       .30

Emerging Growth Equity Fund
    Assets Where No Sub-Advisor .....................      1.0%
    is Employed

International Equity Fund
    First $50 Million ...............................       .80%
    Over $50 Million ................................       .70

Effective _______________, 1999:
    First $20 Million ...............................       .95%
    Next $30 Million ................................       .70
    Over $50 Million ................................       .55



     For the portion of the Emerging Growth Equity Fund for which HLM Management Company Inc. serves as Sub-Advisor, the fee is 1.20% of the average daily net assets under their management up to and including $25 million, 1.00% of average daily net assets for the next $25 million of average daily net assets, and .80% of average daily net assets under their management for amounts in excess of $50 million.

     For any Investment Fund which currently employs a Sub-Advisor (the International Equity Fund and Emerging Growth Equity Fund) the fee set forth above shall be reduced by 0.20% of average daily net assets if and when such sub-advisory relationship is terminated without the retention of a successor Sub-Advisor.

                              RSI RETIREMENT TRUST


                               ------------------


                                      PROXY


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

     The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on April 26, 1999 and the Proxy Statement attached thereto, and does hereby appoint Christine Gordon and Stephen P. Pollak each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on April 26, 1999, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:

     (1) Election of three (3) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

     Nominees: William Dannecker

               Maurice E. Kinkade

               William G. Lillis


     / / FOR all nominees listed above (except as marked to the contrary below).


     / /  WITHHOLD AUTHORITY to vote for all nominees listed above.



     Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


               -----------------------------------------------------------

               -----------------------------------------------------------



     (2) Selection of McGladrey & Pullen as the Trust's independent accountants.


               / /  FOR       / /  AGAINST        / /  ABSTAIN



     (3) Emerging Growth Fund Unitholders only Approval of portfolio management by Retirement System Investors Inc. of a portion of the Emerging Growth Equity Fund.

                / /  FOR       / /  AGAINST        / /  ABSTAIN


                            (continued on other side)

     (4) International Equity Fund Unitholders only Approval of a new investment sub-advisory agreement between Retirement System Investors Inc. and Bank of Ireland Asset Management (U.S.) Limited.


                / /  FOR       / /  AGAINST        / /  ABSTAIN



     (5) International Equity Fund Unitholders only Approval of a new investment management agreement between the Trust and Retirement System Investors Inc. for the International Equity Fund.


                / /  FOR       / /  AGAINST        / /  ABSTAIN



     (6) Value Equity Fund Unitholders only Approval of a new investment management agreement between the Trust and Retirement System Investors Inc. for the Value Equity Fund.


               / /  FOR       / /  AGAINST        / /  ABSTAIN



     (7) Upon all other matters which shall properly come before the meeting.


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF McGLADREY & PULLEN; FOR THE PORTFOLIO MANAGEMENT BY RETIREMENT SYSTEM INVESTORS INC. OF A PORTION OF THE EMERGING GROWTH EQUITY FUND; FOR THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH BANK OF IRELAND ASSET MANAGEMENT
(U.S.) LIMITED; FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC. FOR THE INTERNATIONAL EQUITY FUND; FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC. FOR THE VALUE EQUITY FUND; AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

     Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

     The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *




     ----------------------------------------     -----------------
     (Print Name of Trust Participant)            Account no.





     ----------------------------------------
     (Designated Plan Unitholder, if applicable)


     By:                                           Dated:                , 1999
          -----------------------------------             --------------
     (Signature of individual unitholder, or person, officer
      or committee duly designated by Trust Participant)


     * Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.